UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 6, 2010
SS&C Technologies Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34675	71-0987913

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, CT	06095

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (860) 298-4500

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendment and Restatement of Certificate of Incorporation
     On April 6, 2010, SS&C Technologies Holdings, Inc. (the “Company”) filed a restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Company’s initial public offering of shares of its common stock (the “IPO”). The Company’s board of directors and stockholders previously approved the Restated Certificate to be filed in connection with, and to be effective upon, the closing of the IPO.
     The Restated Certificate amends and restates in its entirety the Company’s certificate of incorporation, as amended, to, among other things: (i) authorize 100,000,000 shares of common stock, (ii) authorize 5,000,000 shares of class A non-voting common stock, (iii) authorize 5,000,000 shares of undesignated preferred stock that may be issued from time to time by the Company’s board of directors in one or more series; (iv) provide that action may be taken by written consent of stockholders only for so long as William C. Stone, the Company’s chairman and chief executive officer, funds affiliated with The Carlyle Group (“Carlyle”), and certain transferees of Carlyle collectively hold a majority of the outstanding common stock; (v) provide that special meetings of stockholders may be called only by the board of directors, the chairman of the board of directors or the chief executive officer; (vi) provide that directors may be removed only for cause and only by the affirmative vote of the holders of at least two-thirds of the votes that all of the Company’s stockholders would be entitled to cast in an annual election of directors, provided that for so long as any of the Company’s stockholders has a contractual right with the Company to remove a director, such director may be removed, with or without cause, by the holders that have the contractual right to remove such director by the affirmative vote of at least a majority of the votes that all such holders would be entitled to cast in an annual election of directors; (vii) amend the provisions relating to the indemnification of, and limitation of liability of, officers and directors of the Company; and (viii) establish a staggered board, divided into three classes, each of whose members will serve for staggered three-year terms.
     The foregoing description is qualified in its entirety by reference to the Restated Certificate, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
3.1 (1)	Restated Certificate of Incorporation of the Registrant.

(1)	Previously filed with the Securities and Exchange Commission as Exhibit 3.3 to the registrant’s registration statement on Form S-1, as amended (File No. 333-164043), and incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES HOLDINGS, INC.
Date: April 9, 2010	By:	/s/ Patrick J. Pedonti
Patrick J. Pedonti
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1 (1)	Restated Certificate of Incorporation of the Registrant.

(1)	Previously filed with the Securities and Exchange Commission as Exhibit 3.3 to the registrant’s registration statement on Form S-1, as amended (File No. 333-164043), and incorporated herein by reference.